Exhibit 99

BOAA 05-7 - Price/Yield - CB1

Balance Coupon Settle	$19,277,000.00 5.5 7/29/2005	Delay Dated First Payment	24 7/1/2005 8/25/2005	WAC(1) NET(1)	5.93054 5.67404	WAM(1) WALA(1)	359 1

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
100-14.00	5.496	5.474	5.459	5.434	5.382
100-15.00	5.493	5.471	5.455	5.429	5.375
100-16.00	5.490	5.467	5.451	5.424	5.368
100-17.00	5.488	5.464	5.447	5.419	5.361
100-18.00	5.485	5.460	5.443	5.414	5.354
100-19.00	5.482	5.457	5.439	5.409	5.347
100-20.00	5.480	5.453	5.434	5.404	5.340
100-21.00	5.477	5.450	5.430	5.399	5.333
100-22.00	5.475	5.446	5.426	5.394	5.326
100-23.00	5.472	5.443	5.422	5.389	5.319
100-24.00	5.469	5.440	5.418	5.384	5.312
100-25.00	5.467	5.436	5.414	5.379	5.305
100-26.00	5.464	5.433	5.410	5.374	5.298

Spread @ Center Price	125	123	121	118	111
WAL	20.97773	13.56187	10.63599	7.95696	5.21653
Mod Durn	11.83	8.98	7.66	6.21	4.42
Principal Window	Aug10 - Jul35	Aug10 - Jul35	Aug10 - Jul35	Aug10 - Jul35	Aug09 - May13

LIBOR_1MO	3.35	3.35	3.35	3.35	3.35
CMT_10YR	4.226	4.226	4.226	4.226	4.226
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAA 05-7 - Price/Yield - CB2

Balance Coupon Settle	$123,372,000.00 5 7/29/2005	Delay Dated First Payment	24 7/1/2005 8/25/2005	WAC(1) NET(1)	5.93054 5.67404	WAM(1) WALA(1)	359 1

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
99-18.00	5.062	5.075	5.093	5.112	5.130
99-19.00	5.059	5.068	5.081	5.094	5.106
99-20.00	5.056	5.061	5.069	5.076	5.083
99-21.00	5.053	5.055	5.056	5.058	5.060
99-22.00	5.050	5.048	5.044	5.040	5.037
99-23.00	5.048	5.041	5.032	5.023	5.014
99-24.00	5.045	5.034	5.019	5.005	4.991
99-25.00	5.042	5.027	5.007	4.987	4.967
99-26.00	5.039	5.021	4.995	4.969	4.944
99-27.00	5.036	5.014	4.983	4.952	4.921
99-28.00	5.033	5.007	4.970	4.934	4.898
99-29.00	5.031	5.000	4.958	4.916	4.875
99-30.00	5.028	4.993	4.946	4.899	4.852

Spread @ Center Price	70	96	106	110	124
WAL	18.22568	5.83110	2.87055	1.92157	1.44887
Mod Durn	11.01	4.59	2.53	1.76	1.35
Principal Window	Aug05 -Jul34	Aug05 -May24	Aug05 -Jul13	Aug05 -Apr10	Aug05 -Dec08

LIBOR_1MO	3.35	3.35	3.35	3.35	3.35
CMT_10YR	4.226	4.226	4.226	4.226	4.226
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.434	3.908	3.962	4.039	4.226	4.443

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAA 05-7 - Price/Yield - CB3

Balance Coupon Settle	$30,843,000.00 3.65 7/29/2005	Delay Dated First Payment	0 7/25/2005 8/25/2005	Index Mult / Margin Cap / Floor	LIBOR_1MO | 3.35 1.0 / .30 7.5 / .30	WAC(1) NET(1)	5.93054 5.67404	WAM(1) WALA(1)	359 1

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield

99-26.00	3.693	3.716	3.750	3.782	3.814
99-27.00	3.690	3.710	3.738	3.765	3.792
99-28.00	3.688	3.704	3.726	3.747	3.769
99-29.00	3.685	3.697	3.714	3.730	3.746
99-30.00	3.683	3.691	3.702	3.713	3.723
99-31.00	3.680	3.684	3.690	3.695	3.701
100-00.00	3.678	3.678	3.678	3.678	3.678
100-01.00	3.675	3.671	3.666	3.660	3.655
100-02.00	3.673	3.665	3.654	3.643	3.632
100-03.00	3.670	3.659	3.642	3.626	3.610
100-04.00	3.668	3.652	3.630	3.608	3.587
100-05.00	3.665	3.646	3.618	3.591	3.564
100-06.00	3.663	3.639	3.606	3.574	3.542

Spread @ Center Price	-66	-39	-29	-23	-7
WAL	18.22568	5.83110	2.87055	1.92157	1.44887
Mod Durn	12.47	4.87	2.62	1.80	1.37
Principal Window	Aug05 - Jul34	Aug05 - May24	Aug05 - Jul13	Aug05 - Apr10	Aug05 - Dec08

LIBOR_1MO	3.35	3.35	3.35	3.35	3.35
CMT_10YR	4.226	4.226	4.226	4.226	4.226
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.434	3.908	3.962	4.039	4.226	4.443

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAA 05-7 - Price/Yield - CB4

Balance Coupon Settle	$30,843,000.00 3.85 7/29/2005	Delay Dated First Payment	0 7/25/2005 8/25/2005	Index Mult / Margin Cap / Floor	LIBOR_1MO -0.13888889 7.2 / 0.	WAC(1) NET(1)	5.93054 5.67404	WAM(1) WALA(1)	359 1

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield

6-19.00	63.839	48.980	30.686	8.741	-14.942
6-20.00	63.491	48.636	30.328	8.363	-15.331
6-21.00	63.147	48.297	29.974	7.988	-15.716
6-22.00	62.806	47.961	29.624	7.617	-16.098
6-23.00	62.469	47.628	29.276	7.249	-16.476
6-24.00	62.135	47.299	28.932	6.885	-16.851
6-25.00	61.805	46.973	28.592	6.524	-17.223
6-26.00	61.478	46.650	28.254	6.166	-17.592
6-27.00	61.154	46.330	27.920	5.811	-17.957
6-28.00	60.833	46.014	27.588	5.459	-18.319
6-29.00	60.516	45.701	27.260	5.111	-18.678
6-30.00	60.202	45.391	26.935	4.765	-19.034
6-31.00	59.891	45.084	26.613	4.423	-19.386

Spread @ Center Price	5,746	4,290	2,463	262	-2,097
WAL	18.22568	5.83110	2.87055	1.92157	1.44887
Mod Durn	1.39	1.41	1.35	1.27	1.24
Principal Window	NA - NA	NA - NA	NA - NA	NA - NA	NA - NA

LIBOR_1MO	3.35	3.35	3.35	3.35	3.35
CMT_10YR	4.226	4.226	4.226	4.226	4.226
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.434	3.908	3.962	4.039	4.226	4.443

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAA 05-7 - Price/Yield - 2CB1

Balance	$103,936,000.00	Delay	24	WAC(2)	6.45707	WAM(2)	359
Coupon	6	Dated	7/1/2005	NET(2)	6.20057	WALA(2)	1
Settle	7/29/2005	First Payment	8/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
101-28.50	5.862	5.655	5.404	5.119	4.802
101-29.50	5.859	5.649	5.395	5.106	4.785
101-30.50	5.856	5.644	5.386	5.094	4.768
101-31.50	5.854	5.638	5.377	5.081	4.751
102-00.50	5.851	5.633	5.368	5.068	4.734
102-01.50	5.848	5.627	5.359	5.055	4.717
102-02.50	5.845	5.621	5.350	5.043	4.700
102-03.50	5.842	5.616	5.341	5.030	4.683
102-04.50	5.839	5.610	5.332	5.017	4.666
102-05.50	5.837	5.605	5.323	5.005	4.650
102-06.50	5.834	5.599	5.314	4.992	4.633
102-07.50	5.831	5.593	5.305	4.979	4.616
102-08.50	5.828	5.588	5.296	4.967	4.599

Spread @ Center Price	149	148	134	108	79
WAL	19.51845	7.74134	4.22462	2.75618	1.98111
Mod Durn	10.69	5.45	3.41	2.40	1.80
Principal Window	Aug05 - Jul35	Aug05 - Jul35	Aug05 - Jul35	Aug05 - Jul35	Aug05 - Jun13

LIBOR_1MO	3.35	3.35	3.35	3.35	3.35
CMT_10YR	4.226	4.226	4.226	4.226	4.226
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.434	3.908	3.962	4.039	4.226	4.443

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAA 05-7 - Price/Yield - 3CB1

Balance Coupon Settle	$70,951,000.00 6 7/29/2005	Delay Dated First Payment	24 7/1/2005 8/25/2005	WAC(3) NET(3)	6.36224 6.10574	WAM(3) WALA(3)	359 1

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
101-23.00	5.877	5.685	5.452	5.187	4.892
101-24.00	5.874	5.679	5.443	5.174	4.875
101-25.00	5.872	5.674	5.434	5.161	4.858
101-26.00	5.869	5.668	5.425	5.148	4.840
101-27.00	5.866	5.663	5.416	5.136	4.823
101-28.00	5.863	5.657	5.407	5.123	4.806
101-29.00	5.860	5.651	5.398	5.110	4.789
101-30.00	5.857	5.646	5.389	5.097	4.772
101-31.00	5.854	5.640	5.380	5.085	4.755
102-00.00	5.852	5.634	5.371	5.072	4.738
102-01.00	5.849	5.629	5.362	5.059	4.721
102-02.00	5.846	5.623	5.353	5.046	4.704
102-03.00	5.843	5.618	5.344	5.033	4.687

Spread @ Center Price	150	151	139	115	88
WAL	19.43027	7.71933	4.21368	2.74784	1.97377
Mod Durn	10.65	5.43	3.40	2.39	1.79
Principal Window	Aug05 - Jun35	Aug05 - Jun35	Aug05 - Jun35	Aug05 - Jun35	Aug05 - May13

LIBOR_1MO	3.35	3.35	3.35	3.35	3.35
CMT_10YR	4.226	4.226	4.226	4.226	4.226
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.434	3.908	3.962	4.039	4.226	4.443

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.